Exhibit 3.1

ROSS MILLER Secretary of State 204 North Carson Street, Suite 1 Carson City, Nevada 89701-4520 (775) 684-5708 Website: www.nvsos.gov

Certificate of Correction (PURSUANT TO NRS CHAPTERS 78, 78A, 80, 81, 82, 84, 86, 87, 87A, 88, 88A, 89 AND 92A)

USE BLACK INK ONLY - DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY
Certificate of Correction
(PURSUANT TO NRS CHAPTERS 78, 78A, 80, 81, 82, 84, 86, 87, 87A, 88, 88A, 89 AND 92A)

1. Name of the entity for which correction is being made:

CHINA XD PLASTICS COMPANY LIMITED

2.  Description of the original document for which correction is being made:

ARTICLES OF INCORPORATION FILED AS DOCUMENT NUMBER 20050588878-61.

The articles of incorporation of the corporation are hereby amended by striking out Article I thereof and by substituting in lieu of said Article the following new Article:

3. Filing date of the original document for which correction is being made:       12/01/2005

4. Description of the inaccuracy or defect:

AT ARTICLE 1, SECTION A OF THE ADDITIONAL INFORMATION ATTACHED TO THE ARTICLES OF INCORPORATION, THERE IS AN INACCURATE REFERENCE TO THE “ARTICLES OF AMENDMENT” IN THE LAST SECTENCE OF THE FIRST PARAGRAPH OF ARTICLE 1, SECTION A, AND IN THE FIRST SENTENCE OF THE SECOND PARAGRAPH OF ARTICLE 1, SECTION A.

5. Correction of the inaccuracy of defect:

THE INACCURANTE REFERENCE TO “ARTICLES OF AMENDMENT” IN THE LAST SENTENCE OF THE FIRST PARAGRAPH OF ARTICLE 1, SECTION A SHALL BE CORRECTED TO READ “CERTIFICATES OF DESIGNATION.”  THE INACCURATE REFERENCE TO “ARTICLES OF AMENDMENT” IN THE FIRST SENTENCE OF THE SECOND PARAGRAHP OF ARTICLE 1, SECTION A SHALL BE CORRECTED TO READ “CERTIFICATES OF DESIGNATION OR AMENDMENTS TO CERTIFICATE OF DESIGNATION AFTER ISSUANCE OF CLASS OR SERIES, WHICHEVER IS APPLICABLE.”

6. Signature:

X
Authorize Signature	Title *	Date

* If entity is a corporation, it must be signed by an officer if stock has been issued, OR an incorporator or director if stock has not been issued; a limited-liability company, by a manager or managing members; a limited partnership or limited-liability partnership, by a general partner, a limited-liability partnership, by a managing partner; a business trust, by a trustee.

IMPORTANT:  Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.
This form mus be accompanied by appropriate fees.
Nevada Secretary of State Amend Profit-After
Revised 3-6-09

ROSS MILLER Secretary of State 204 North Carson Street, Suite 1 Carson City, Nevada 89701-4520 (775) 684-5708 Website: www.nvsos.gov

Certificate of Correction (PURSUANT TO NRS CHAPTERS 78, 78A, 80, 81, 82, 84, 86, 87, 87A, 88, 88A, 89 AND 92A)

USE BLACK INK ONLY - DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY
Certificate of Correction
(PURSUANT TO NRS CHAPTERS 78, 78A, 80, 81, 82, 84, 86, 87, 87A, 88, 88A, 89 AND 92A)

1. Name of the entity for which correction is being made:

CHINA XD PLASTICS COMPANY LIMITED

2.  Description of the original document for which correction is being made:

CERTIFICATE OF AMENDMENT FILED AS DOCUMENT NUMBER 20090351140-25.

The articles of incorporation of the corporation are hereby amended by striking out Article I thereof and by substituting in lieu of said Article the following new Article:

3. Filing date of the original document for which correction is being made:       04/20/2009

4. Description of the inaccuracy or defect:

AT ARTICLES 1, SECTION A OF THE AMENDMENT TO ARTICLES OF INCORPORATION ATTACHED TO THE CERTIFICATE O FAMENDMENT, THERE IS AN INACCURANTE REFERENCE TO “ARTICLES OF AMENDMENT” IN THE LAST SENTENCE OF THE FIRST PARAGRAPH OF ARTICLE 1, SECTIONA, AND IN THE FIRST SENTENCE OF THE SECOND PARAGRAPH OF ARTICLE 1, SECTION A.

5. Correction of the inaccuracy of defect:

THE INACCURATE REFERENCE TO “ARTICLES OF AMENDMENT” IN THE LAST SENTENCE OF THE FIRST PARAGRAPH OF ARTICLE 1, SECTION A SHALL BE CORRECTED TO READ “CERTIFICATES OF DESIGNATION.”  THE INACCUARTE REFERENCE TO “ARTICLES OF AMENDMENT” IN THE FIRST SENTENCE OF THE SECOND PARAGRAPH OF ARTICLE 1, SECTION ASHALL BE CORRECTED TO READ “CERTIFICATES OF DESIGNATION OR AMENDMENTS TO CERTIFICATE OF DESIGNATION AFTER ISSUANCE OF CLASS OR SERIES, WHICHEVER IS APPLICABLE.”

6. Signature:

X
Authorize Signature	Title *	Date

* If entity is a corporation, it must be signed by an officer if stock has been issued, OR an incorporator or director if stock has not been issued; a limited-liability company, by a manager or managing members; a limited partnership or limited-liability partnership, by a general partner, a limited-liability partnership, by a managing partner; a business trust, by a trustee.

IMPORTANT:  Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.
This form mus be accompanied by appropriate fees.
Nevada Secretary of State Amend Profit-After
Revised 3-6-09